
<ARTICLE> 5


<LEGEND> THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM
         THE AMERICAN HOME PRODUCTS CORPORATION AND SUBSIDIARIES CONSOLIDATED
         CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 1998 AND CONSOLIDATED
         CONDENSED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30,
         1998, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL
         STATEMENTS.<F1>

<MULTIPLIER> 1,000

<PERIOD-TYPE>                                            9-MOS
<FISCAL-YEAR-END>                                                              DEC-31-1998
<PERIOD-END>                                                                   SEP-30-1998
<CASH>                                                                           1,660,775
<SECURITIES>                                                                        88,967
<RECEIVABLES>                                                                    3,012,679
<ALLOWANCES>                                                                             0
<INVENTORY>                                                                      2,180,381
<CURRENT-ASSETS>                                                                 7,953,287
<PP&E>                                                                           6,421,180
<DEPRECIATION>                                                                   2,240,135
<TOTAL-ASSETS>                                                                  21,037,686
<CURRENT-LIABILITIES>                                                            4,538,273
<BONDS>                                                                          3,923,499
<COMMON>                                                                           439,291
<PREFERRED-MANDATORY>                                                                    0
<PREFERRED>                                                                             65
<OTHER-SE>                                                                       8,917,484
<TOTAL-LIABILITY-AND-EQUITY>                                                    21,037,686
<SALES>                                                                         10,232,474
<TOTAL-REVENUES>                                                                10,232,474
<CGS>                                                                            2,734,255
<TOTAL-COSTS>                                                                    2,734,255
<OTHER-EXPENSES>                                                                 1,245,262
<LOSS-PROVISION>                                                                         0
<INTEREST-EXPENSE>                                                                 169,460
<INCOME-PRETAX>                                                                  3,106,284
<INCOME-TAX>                                                                       981,568
<INCOME-CONTINUING>                                                              2,124,716
<DISCONTINUED>                                                                           0
<EXTRAORDINARY>                                                                          0
<CHANGES>                                                                                0
<NET-INCOME>                                                                     2,124,716
<EPS-PRIMARY>                                                                         1.62<F2>
<EPS-DILUTED>                                                                         1.59<F3>


<F1> Prior period financial data schedules for periods other than the nine months ended September 30, 1998 and 1997, the six months ended June 30, 1998 and 1997, the three months ended March 31, 1998 and 1997 and the years ended December 31, 1997 and 1996 have not been restated to reflect the two-for-one stock split effected in the form of a 100% stock dividend to stockholders of record at the close of business on April 24, 1998.

<F2> This amount represents Basic Earnings per Share in accordance with the requirements of Statement of Financial Accounting Standards No. 128 - "Earning per Share."

<F3> This amount represents Diluted Earnings per Share in accordance with the requirements of Statement of Financial Accounting Standards No. 128 - "Earnings per Share."


